                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of GSE Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitutes and appoints Robert W. Stroup, Thomas K. Milhollan, Robert B. Ott and Daniel A. Raskas and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's 1995 Long-Term Incentive Plan or pursuant to the stock option agreements entered or to be entered into by the Corporation with Dr. Peter Koestenbaum, Mr. Ulf Meuller or any other consultant approved by the Corporation's Board of Directors, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:  July 9, 1996





                                           /s/  WILLIAM E. KUHLMANN
                                           ------------------------------
                                           William E. Kuhlmann

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of GSE Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitutes and appoints Robert W. Stroup, Thomas K. Milhollan, Robert B. Ott and Daniel A. Raskas and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's 1995 Long-Term Incentive Plan or pursuant to the stock option agreements entered or to be entered into by the Corporation with Dr. Peter Koestenbaum, Mr. Ulf Meuller or any other consultant approved by the Corporation's Board of Directors, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:  July 9, 1996





                                           /s/  ROLF M.G. FALKENBERG
                                           -------------------------------
                                           Rolf M.G. Falkenberg

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of GSE Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitutes and appoints Robert W. Stroup, Thomas K. Milhollan, Robert B. Ott and Daniel A. Raskas and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's 1995 Long-Term Incentive Plan or pursuant to the stock option agreements entered or to be entered into by the Corporation with Dr. Peter Koestenbaum, Mr. Ulf Meuller or any other consultant approved by the Corporation's Board of Directors, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:  July 9, 1996





                                           /s/  DEV GANESAN
                                           ---------------------------
                                           Dev Ganesan

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of GSE Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitutes and appoints Robert W. Stroup, Thomas K. Milhollan, Robert B. Ott and Daniel A. Raskas and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's 1995 Long-Term Incentive Plan or pursuant to the stock option agreements entered or to be entered into by the Corporation with Dr. Peter Koestenbaum, Mr. Ulf Meuller or any other consultant approved by the Corporation's Board of Directors, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:  July 9, 1996





                                           /s/  MICHAEL J. CROMWELL, III
                                           ----------------------------------
                                           Michael J. Cromwell, III

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of GSE Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitutes and appoints Robert W. Stroup, Thomas K. Milhollan, Robert B. Ott and Daniel A. Raskas and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's 1995 Long-Term Incentive Plan or pursuant to the stock option agreements entered or to be entered into by the Corporation with Dr. Peter Koestenbaum, Mr. Ulf Meuller or any other consultant approved by the Corporation's Board of Directors, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:  July 9, 1996





                                           /s/ JEROME I. FELDMAN
                                           -----------------------------------
                                           Jerome I. Feldman

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of GSE Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitutes and appoints Robert W. Stroup, Thomas K. Milhollan, Robert B. Ott and Daniel A. Raskas and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's 1995 Long-Term Incentive Plan or pursuant to the stock option agreements entered or to be entered into by the Corporation with Dr. Peter Koestenbaum, Mr. Ulf Meuller or any other consultant approved by the Corporation's Board of Directors, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:  July 9, 1996





                                           /s/  LARS-GORAN MEJVIK
                                           ---------------------------------
                                           Lars-Goran Mejvik

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of GSE Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitutes and appoints Robert W. Stroup, Thomas K. Milhollan, Robert B. Ott and Daniel A. Raskas and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's 1995 Long-Term Incentive Plan or pursuant to the stock option agreements entered or to be entered into by the Corporation with Dr. Peter Koestenbaum, Mr. Ulf Meuller or any other consultant approved by the Corporation's Board of Directors, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:  July 9, 1996





                                           /s/  GEORGE J. PEDERSEN
                                           ---------------------------------
                                           George J. Pedersen

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of GSE Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitutes and appoints Robert W. Stroup, Thomas K. Milhollan, Robert B. Ott and Daniel A. Raskas and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's 1995 Long-Term Incentive Plan or pursuant to the stock option agreements entered or to be entered into by the Corporation with Dr. Peter Koestenbaum, Mr. Ulf Meuller or any other consultant approved by the Corporation's Board of Directors, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:  July 9, 1996





                                           /s/  MARTIN M. POLLAK
                                           -----------------------------------
                                           Martin M. Pollak

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of GSE Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitutes and appoints Robert W. Stroup, Thomas K. Milhollan, Robert B. Ott and Daniel A. Raskas and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's 1995 Long-Term Incentive Plan or pursuant to the stock option agreements entered or to be entered into by the Corporation with Dr. Peter Koestenbaum, Mr. Ulf Meuller or any other consultant approved by the Corporation's Board of Directors, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:  July 9, 1996





                                           /s/  HANS I. EBENFELT
                                           -----------------------------------
                                           Hans I. Ebenfelt

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of GSE Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitutes and appoints Robert W. Stroup, Thomas K. Milhollan, Robert B. Ott and Daniel A. Raskas and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's 1995 Long-Term Incentive Plan or pursuant to the stock option agreements entered or to be entered into by the Corporation with Dr. Peter Koestenbaum, Mr. Ulf Meuller or any other consultant approved by the Corporation's Board of Directors, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:  July 9, 1996





                                           /s/  SHELDON L. GLASHOW
                                           --------------------------------
                                           Sheldon L. Glashow

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of GSE Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitutes and appoints Robert W. Stroup, Thomas K. Milhollan, Robert B. Ott and Daniel A. Raskas and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's 1995 Long-Term Incentive Plan or pursuant to the stock option agreements entered or to be entered into by the Corporation with Dr. Peter Koestenbaum, Mr. Ulf Meuller or any other consultant approved by the Corporation's Board of Directors, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:  July 9, 1996





                                           /s/  DAVID E. JEREMIAH
                                           -----------------------------------
                                           David E. Jeremiah

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of GSE Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitutes and appoints Robert W. Stroup, Thomas K. Milhollan, Robert B. Ott and Daniel A. Raskas and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's 1995 Long-Term Incentive Plan or pursuant to the stock option agreements entered or to be entered into by the Corporation with Dr. Peter Koestenbaum, Mr. Ulf Meuller or any other consultant approved by the Corporation's Board of Directors, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:  July 9, 1996





                                           /s/  SYLVAN SCHEFLER
                                           -----------------------------------
                                           Sylvan Schefler